UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY		12701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

This Current Report on Form 8-K contains statements which constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and our management team, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, our ability to obtain regulatory approvals to open the casino project being developed by the Company on the basis of a narrower list of amenities; our ability to meet the requirements to obtain a loan under the Revolving Credit Facility at the time the loan is requested; and our ability to meet the other conditions to the Revolving Credit Facility. You should not place undue reliance on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we will not update these forward-looking statements, even if our situation changes in the future. We caution the reader that a number of important factors discussed herein, and in other reports filed with the Securities and Exchange Commission, could affect our actual results and cause actual results to differ materially from those discussed in forward-looking statements. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Montreign Operating Company, LLC (“Montreign Operating”), an indirect, wholly-owned subsidiary of Empire Resorts, Inc. (“Empire”) entered into a Revolving Credit Agreement, dated January 24, 2017 and amended on May 26, 2017 (as amended, the “Revolving Credit Agreement”), with the lenders from time to time party thereto, and Fifth Third Bank, as administrative agent (the “Administrative Agent”). Pursuant to the Revolving Credit Agreement, Montreign Operating is permitted to borrow up to $15 million (or obtain a letter of credit of up to $10 million) (the “Revolving Credit Facility”) upon the initial opening of the casino resort being developed by Montreign Operating (the “Casino Project”) to the public. On December 7, 2017 (the “Amendment Effective Date”), Montreign Operating, Empire Resorts Real Estate I, LLC (“ERREI”), Empire Resorts Real Estate II, LLC (“ERREII” and, together with ERREI, the “Montreign Subsidiary Guarantors”), the Administrative Agent, and the Required Lenders (as such term is defined in the Revolving Credit Agreement) entered into a Second Amendment to the Credit Agreement (the “Second Amendment”). The Second Amendment enables Montreign Operating to borrow up to $15 million (but not obtain a letter of credit) upon an earlier “Limited Casino Opening Date”. For purposes of the Second Amendment, “Limited Casino Opening Date” means the date on which, among other things, the Casino Project obtains permission from the New York State Gaming Commission (the “NYSGC”) to begin operations with the following amenities (the “Limited Casino Facilities”):

A casino facility with an approximately 90,000 square foot gaming floor, with 2,000 gaming machines and 92 table games;

•	1,595 parking spaces in a multi-level parking structure;

•	A 27,000 square foot convention, banquet and event center; and

•	3 food and beverage outlets (inclusive of outlets constituting a food court).

In addition to the above-mentioned receipt of NYSGC approval, certain other conditions specified in the Second Amendment must be met prior to the Limited Casino Opening Date before funds drawn down under the Revolving Credit Facility may be utilized, which conditions are further described in the Second Amendment attached as Exhibit 10.1 hereto.

Montreign Operating’s ability to draw down on the Revolving Credit Facility on the Limited Casino Opening Date, which is expected to be earlier than Montreign Operating was previously permitted to draw down on the Revolving Credit Facility, is conditioned on the NYSGC permitting Montreign Operating to commence operations with the Limited Casino Facilities. The Limited Casino Facilities would represent a narrower list of amenities that would be available at the commencement of operations than was previously approved by the NYSGC. There can be no assurance that the NYSGC will permit the Casino Project to begin operating on the basis of the Limited Casino Facilities. Montreign Operating may draw down on the Revolving Credit Facility immediately upon the Amendment Effective Date. However, Montreign Operating shall not have the right to expend such funds prior to the Limited Casino Opening Date. Pursuant to the Second Amendment, Montreign Operating and the Montreign Subsidiary Guarantors each affirmed and ratified their obligations pursuant to the Revolving Credit Facility and all related agreements, including the guarantees of the Montreign Subsidiary Guarantors.

Montreign Operating paid no additional fees in connection with the Second Amendment. Other than the amendments described herein pursuant to the Second Amendment, the Revolving Credit Agreement remains unchanged and in full force and effect.

The foregoing description of the Amendment does not purport to describe all of the terms of the Second Amendment, and such summary is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Exhibits

(d)	Exhibits.

Exhibit	Description

10.1	Second Amendment to Revolving Credit Agreement, dated December 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2017

EMPIRE RESORTS, INC.

By:	/s/ Ryan Eller
Name: Ryan Eller
Title: President and Chief Executive Officer